SUPPLEMENTAL MASTER ISSUER DEED OF CHARGE       EXHIBIT 4.4.1

                               22 NOVEMBER 2007

                          PERMANENT MASTER ISSUER PLC
                                (MASTER ISSUER)

                             THE BANK OF NEW YORK
                       (MASTER ISSUER SECURITY TRUSTEE)

                             THE BANK OF NEW YORK
                                (NOTE TRUSTEE)

                                CITIBANK, N.A.
        (THE PRINCIPAL PAYING AGENT, THE REGISTRAR, THE TRANSFER AGENT
                              AND THE AGENT BANK)

                                CITIBANK, N.A.
                            (THE U.S. PAYING AGENT)

                        DEUTSCHE BANK AG, LONDON BRANCH
                        (A MASTER ISSUER SWAP PROVIDER)

                          CREDIT SUISSE INTERNATIONAL
                        (A MASTER ISSUER SWAP PROVIDER)

                               BARCLAYS BANK PLC
                        (A MASTER ISSUER SWAP PROVIDER)

                             BANK OF SCOTLAND PLC
      (THE MASTER ISSUER CASH MANAGER AND THE MASTER ISSUER ACCOUNT BANK)

                     STRUCTURED FINANCE MANAGEMENT LIMITED
                (THE MASTER ISSUER CORPORATE SERVICES PROVIDER)

                         CITIBANK, N.A., LONDON BRANCH
                      (AS A MASTER ISSUER SWAP PROVIDER)

                         CREDIT SUISSE, LONDON BRANCH
                      (AS A MASTER ISSUER SWAP PROVIDER)

                                      AND

                        DEUTSCHE BANK AG, LONDON BRANCH
                      (AS A MASTER ISSUER SWAP PROVIDER)

                                   CONTENTS
CLAUSE                                                                     PAGE

1.       Supplemental.........................................................2
2.       Interpretation.......................................................3
3.       Amendments to Master Issuer Deed of Charge...........................3
4.       Further Accession Deeds..............................................3
5.       Notices and Demands..................................................3
6.       Choice of Law........................................................3
7        Counterparts.........................................................4
8.       Third Party Rights...................................................4
9.       Submission to Jurisdiction...........................................4

Signatories...................................................................5

APPENDIX

1.       Amended and Restated Clauses 7.2 and 7.3 of the Original Master
         Issuer Deed of Charge...............................................10
2.       Schedule 3 - to the Original Master Issuer Deed of Charge Form
         of Accession Deed...................................................15

THIS SUPPLEMENTAL MASTER ISSUER DEED OF CHARGE (this DEED) is made on 22 November 2007

BETWEEN:

(1) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774), and having its registered office at 35 Great St Helen's, London EC3A 6AP (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustees for the Noteholders under the Master Issuer Trust Deed);

(4) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the PRINCIPAL PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(5) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the REGISTRAR appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(6) CITIBANK N.A., London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Notes);

(7) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the AGENT BANK appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(8) CITIBANK N.A., a national association acting through its offices at 388 Greenwich Street, 14th Floor, New York, New York 10013 (acting in its capacity as the U.S. PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement );

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) CREDIT SUISSE INTERNATIONAL, a private unlimited company incorporated in England and Wales (registered number 2500199), and acting through its office at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(12) BANK OF SCOTLAND PLC (registered number SC327000) (formerly The Governor and Company of the Bank of Scotland), a public limited company incorporated under the laws of Scotland whose registered office is at The Mound, Edinburgh, EH1 1YZ (acting in its capacities as the MASTER ISSUER ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Account Agreement and the MASTER ISSUER CASH MANAGER appointed by the Master Issuer under the Master Issuer Cash Management Agreement);

(13) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales, with limited liability (registered number 3853947), and having its registered office at 35 Great St. Helen's, London EC3A 6AP (acting in its capacity as the MASTER ISSUER CORPORATE SERVICES PROVIDER appointed by the Master Issuer under the Master Issuer Corporate Services Agreement);

(14) CITIBANK, N.A., LONDON BRANCH registered as an overseas company in England and Wales under BR001018 acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Series 3 Class A Notes);

(15) CREDIT SUISSE, LONDON BRANCH a corporation domiciled in Zurich, Switzerland, operating in the United Kingdom under branch registration number BR000469, acting through its London branch at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes denominated in US Dollars (other than the 2007-1 Series 4 Class A Notes)); and

(16) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Series 4 Class A Notes).

WHEREAS:

(A) This Deed is supplemental to the Master Issuer Deed of Charge made between, amongst others, the parties hereto and dated 17 October 2006 (herein after referred to as the ORIGINAL MASTER ISSUER DEED OF CHARGE).

(B) On the Reorganisation Date, pursuant to the HBOS Group Reorganisation Act 2006, The Governor and Company of the Bank of Scotland was registered as a public company under the Companies Act 1985 and changed its name to Bank of Scotland plc and the business and all property and liabilities of Halifax (including its rights and obligations under the Master Issuer Transaction Documents to which it is expressed to be a party) were transferred to Bank of Scotland.

(C) The parties to this Deed have agreed to enter into this Deed to, among other things, permit the agreed changes to the Master Issuer Deed of Charge and any other amendment as may be required to give effect to this Deed.

NOW THIS DEED WITNESSES as follows:

1.       SUPPLEMENTAL

         This Deed is supplemental to the Original Master Issuer Deed of Charge. Save as expressly amended by this Deed, the Original Master Issuer Deed of Charge shall remain in full force and effect and the security created under the Original Master Issuer Deed of Charge and all of the other rights, powers, obligations and immunities comprised therein and arising pursuant thereto shall remain in full force and effect notwithstanding this Deed. The Original Master Issuer Deed of Charge and this Deed shall henceforth be read and construed as one document and references in the Original Master Issuer Deed of Charge to "this Deed" shall be read as references to the Original Master Issuer Deed of Charge as supplemented and amended by this Deed.

2.       INTERPRETATION

         The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the amended and restated master issuer master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Deed, including the Recitals hereto, and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 3 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

3.       AMENDMENTS TO MASTER ISSUER DEED OF CHARGE

         (a) The parties hereto agree to amend the Master Issuer Deed of Charge by deleting Clauses 7.2 and 7.3 and replacing them in their entirety with the clauses set out in Appendix 1.

         (b) Schedule 3 of the Master Issuer Deed of Charge shall be deleted and replaced in its entirety with the Schedule set out in Appendix 2.

4.       FURTHER ACCESSION DEEDS

         Each of the Master Issuer Secured Creditors party hereto hereby authorises the Master Issuer Security Trustee to enter into any Accession Deed in (or substantially in) the form set out in Schedule 3 to the Master Issuer Deed of Charge (and the Master Issuer shall forthwith notify the existing Master Issuer Secured Creditors of such accession) unless such Accession Deed provides for any consequential changes to the Master Issuer Priority of Payments (in which case such Master Issuer Secured Creditors shall be party to such Accession
         Deed).

5.       NOTICES AND DEMANDS

         Any notice or communication under or in connection with this Deed or the Master Issuer Deed of Charge shall be given in the manner and at the times set out in Clause 24 (Notices) of the Master Issuer Deed of Charge or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

6.       CHOICE OF LAW

         This Deed is governed by and shall be construed in accordance with English law.

7.       COUNTERPARTS

         This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same deed.

8.       THIRD PARTY RIGHTS

         This Deed does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Deed.

9.       SUBMISSION TO JURISDICTION

         Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding. Citibank, N.A. irrevocably appoints its London branch, located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, as its agent for service of process. Credit Suisse irrevocably appoints its London branch, located at One Cabot Square, London E14 4QJ, as its agent for service of process. Deutsche Bank AG irrevocably appoints its London branch, located at Winchester House, 1 Great Winchester Street, London EC2N 2DB, as its agent for service of process.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                  SIGNATORIES

MASTER ISSUER

EXECUTED as a DEED by                            )      /s/ CLAUDIA WALLACE
PERMANENT MASTER ISSUER                          )
PLC acting by two                                )      /s/ HELENA WHITAKER
directors                                        )

MASTER ISSUER SECURITY TRUSTEE

EXECUTED as a DEED by                            )
THE BANK OF NEW YORK                             )
acting by its authorised signatory               )      /s/ VINCENT GIRAUD


Witness: /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

THE NOTE TRUSTEE

EXECUTED as a DEED by                            )      /s/ VINCENT GIRAUD
THE BANK OF NEW YORK                             )
acting by its authorised signatory               )

Witness: /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

PRINCIPAL PAYING AGENT

EXECUTED as a DEED on behalf of                  )
CITIBANK N.A., a company incorporated in         )
the United States of America                     )

by                                               )      /s/ GEORGIA MITCHELL

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

Witness: /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

REGISTRAR

EXECUTED as a DEED on behalf of                  )
CITIBANK N.A., a company incorporated in         )
the United States of America                     )

by                                               )      /s/ GEORGIA MITCHELL

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

Witness: /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

TRANSFER AGENT

EXECUTED as a DEED on behalf of                  )
CITIBANK N.A., a company incorporated in         )
the United States of America                     )

by                                               )      /s/ GEORGIA MITCHELL

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

AGENT BANK

EXECUTED as a DEED on behalf of                  )
CITIBANK N.A., a company incorporated in         )
the United States of America                     )

by                                               )      /s/ GEORGIA MITCHELL

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

Witness: /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                            )      /s/ MEGAN WALLIS
DEUTSCHE BANK AG,                                )
LONDON BRANCH                                    )      /s/ DAVID BUNTY
acting by its duly authorised signatory          )

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                            )      /s/ ULRIKE SCHEFE
CREDIT SUISSE INTERNATIONAL                      )
acting by its duly authorised attornies          )      /s/ PARMINDER BAINS


MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                            )      /s/ STEWART BROWN
BARCLAYS BANK PLC                                )
acting by its duly authorised attorney           )

Witness: /s/ VICTORIA SHARPE

Name:    BARCLAYS CAPITAL
Address: 5 THE NORTH COLONADE
         LONDON E14 4BB

MASTER ISSUER CASH MANAGER AND MASTER ISSUER ACCOUNT BANK

EXECUTED as a DEED by                            )      /s/ IAN STEWART
BANK OF SCOTLAND PLC                             )      /s/ DAVID WILKINSON
acting by its duly authorised attorney           )

Witness : /s/ CHRIS WALL

Name:    ALLEN & OVERY LLP
Address: LONDON
         E14 5DU

MASTER ISSUER CORPORATE SERVICES PROVIDER
EXECUTED as a DEED by                            )
STRUTURED FINANCE MANAGEMENT                     )
LIMITED                                          )      /s/ CLAUDIA WALLACE
acting by two directors                          )      /s/ HELENA WHITTAKER

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                            )
CITIBANK N.A., LONDON BRANCH                     )
acting by its attorney                           )      /s/ STEPHANE CARRIER
                                                 )

Witness: /s/ KOSTAS VASSILADIS

Name:

Address: CITIGROUP CENTRE
         CANADA SQUARE
         CANARY WHARF
         LONDON E14 5LB

MASTER ISSUER SWAP PROVIDER
EXECUTED as a DEED by                            )      /s/ ULRIKE SCHEFE
CREDIT SUISSE, LONDON BRANCH                     )
acting by its authorised signatories             )      /s/ PARMINDER BAINS

                                  APPENDIX 1

         AMENDED AND RESTATED CLAUSES 7.2 AND 7.3 OF THE ORIGINAL MASTER ISSUER DEED OF CHARGE

7.2 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS - AFTER NOTE ACCELERATION BUT BEFORE INTERCOMPANY LOAN ACCELERATION

         Following the service of a Note Acceleration Notice but prior to the service of a Master Intercompany Loan Acceleration Notice on Funding 2, the Master Issuer Security Trustee (or Receiver appointed on its behalf) will apply Master Issuer Principal Receipts on each Quarterly Interest Payment Date to repay the Notes and the Master Issuer Subordinated Loans in the following manner (the MASTER ISSUER POST-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS):

         (a) the Class A Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each AAA Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class A Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class A Notes;

         (b) the Class B Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each AA Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class B notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                  (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class B Notes;

         (c) the Class M Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each A Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class M Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                  (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class M Notes;

         (d) the Class C Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each BBB Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                  (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class C Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                  (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class C Notes;

         (e) the Class D Notes: from principal amounts received by the Master Issuer from Funding 2 in respect of each BB Loan Tranche (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Notes):

                  (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class D Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                  (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class D Notes; and

         (f) the Master Issuer Subordinated Loans: from principal amounts received by the Master Issuer from Funding 2 in respect of each Subordinated Loan Tranche to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Master Issuer Subordinated Loan.

         The amounts standing to the credit of any sub-ledger of the Master Issuer Principal Ledger (in respect of a Series and Class of Notes or, as applicable, Master Issuer Subordinated Loan) may only be applied by the Master Issuer Security Trustee to pay the principal amounts due (if any) in respect of such Series and Class of Notes or, as applicable, Master Issuer Subordinated Loan under the Master Issuer Post-Enforcement Principal Priority of Payments.

7.3 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS AND MASTER ISSUER REVENUE RECEIPTS - AFTER NOTE ACCELERATION AND INTERCOMPANY LOAN ACCELERATION

         (a) Following the service of a Note Acceleration Notice on the Master Issuer and the service of a Master Intercompany Loan Acceleration Notice on Funding 2 all amounts received or recovered by the Master Issuer Security Trustee (or a Receiver appointed on its behalf) shall be applied in accordance with the order of priorities set out in paragraph (b) below (known as the MASTER ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS).

         (b) The Master Issuer Security Trustee will on each Quarterly Interest Payment Date, apply amounts (other than amounts representing (i) any Excess Swap Collateral which shall be returned directly to the relevant Master Issuer Swap Provider;
                 (ii) in respect of each Master Issuer Swap Provider, prior to the designation of an Early Termination Date under the relevant Master Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Master Issuer Swap Provider to the Master Issuer pursuant to the relevant Master Issuer Swap Agreement (and any interest or distributions in respect thereof) and (iii) amounts payable to any replacement swap provider using any termination payment received by the Master Issuer in respect of the corresponding Master Issuer Swap Agreement or amounts payable to a Master Issuer Swap Provider (other than pursuant to item (xiv) below) using any premium recovered from any replacement swap provider, which will be paid when due) received or recovered following enforcement of the Master Issuer Charged Property as follows:

                 (i) without priority among them, but in proportion to the respective amounts due, to pay amounts due to:

                         (A) the Master Issuer Security Trustee and any Receiver appointed by the Master Issuer Security Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due to the Master Issuer Security Trustee and the Receiver under the provisions of this Deed;

                         (B) the Note Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due and payable to the Note Trustee under the provisions of the Master Issuer Trust Deed; and

                         (C) the Agent Bank, the Paying Agents, the Registrar and the Transfer Agent together with interest and any amount in respect of VAT on those amounts and any costs, charges, liabilities and expenses then due or to become due and payable to them under the provisions of the Master Issuer Paying Agent and Agent Bank Agreement;

                 (ii) without priority among them, but in proportion to the respective amounts due, towards payment of amounts (together with any amount in respect of VAT on those amounts) due and payable to the Master Issuer Cash Manager under the Master Issuer Cash Management Agreement and to the Master Issuer Corporate Services Provider under the Master Issuer Corporate Services Agreement and to the Master Issuer Account Bank under the Master Issuer Bank Account Agreement;

                 (iii) subject to item (iv) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class A Notes (excluding any termination payment);

                 (iv) without priority among them, but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class A Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class A Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (iv) (on the assumption that no amounts are due and payable under item (iii) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (iv), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class A Notes under item (iii) above will be reduced by the amount of the shortfall applicable to that Series of Class A Notes;

                 (v) subject to item (vi) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class B Notes (excluding any termination payment);

                  (vi) without priority among them, but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class B Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class B Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (vi) (on the assumption that no amounts are due and payable under item (v) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (vi), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class B Notes under item (v) above will be reduced by the amount of the shortfall applicable to that Series of Class B Notes;

                 (vii) subject to item (viii) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class M Notes (excluding any termination payment);

                 (viii) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class M Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class M Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (viii) (on the assumption that no amounts are due and payable under item (vii) above and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (viii), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class M Notes under item (vii) above will be reduced by the amount of the shortfall applicable to that Series of Class M Notes;

                 (ix) subject to item (x) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class C Notes (excluding any termination payment);

                 (x) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class C Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class C Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (x) (on the assumption that no amounts are due and payable under item (ix) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (x), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class C Notes under item (ix) above will be reduced by the amount of the shortfall applicable to that Series of Class C Notes;

                 (xi) subject to item (xii) below, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class D Notes (excluding any termination payment);

                 (xii) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class D Notes and to pay any swap termination payment due to the Master Issuer Swap Provider for each Series of Class D Notes (but excluding any Master Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (xii) (on the assumption that no amounts are due and payable under item (xi) and no amounts are received from any Master Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (xii), the shortfall will be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Master Issuer Swap Provider in respect of any Series of Class D Notes under item (xi) above will be reduced by the amount of the shortfall applicable to that Series of Class D Notes;

                 (xiii) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the Master Issuer Subordinated Loans;

                 (xiv) without priority among them but in proportion to the respective amounts due, to pay any Master Issuer Swap Excluded Termination Amount to the Master Issuer Swap Providers;

                 (xv) without priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the Master Issuer Start-up Loans; and

                 (xvi)   the balance to the Master Issuer.

                 Notwithstanding the above, amounts standing to the credit of any sub-ledger to the Master Issuer Revenue Ledger and/or the Master Issuer Principal Ledger (in respect of a Series and Class of Notes, any Master Issuer Subordinated Loan or, as applicable, any Master Issuer Start-up Loan) may only be applied by the Master Issuer Security Trustee to pay the interest, principal and other amounts due in respect of such Series and Class of Notes, such Master Issuer Subordinated Loan or, as applicable, such Master Issuer Start-up Loan or any shortfall in the amounts available to pay items (i) to
                 (ii) under the Master Issuer Post-Enforcement Priority of Payments and may not be applied in payment of interest, principal and other amounts due in respect of any other Series and Class of Notes, any Master Issuer Subordinated Loan or any Master Issuer Start-up Loan.

                                  APPENDIX 2

       SCHEDULE 3 - TO THE ORIGINAL MASTER ISSUER DEED OF CHARGE FORM OF
                                ACCESSION DEED

THIS DEED is made on [date]

BETWEEN

(1) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774), and having its registered office at 35 Great St Helen's, London EC3A 6AP (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) [THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London, E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustee for the Noteholders under the Note Trust Deed);

(4) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the PRINCIPAL PAYING AGENT);

(5) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the REGISTRAR);

(6) CITIBANK, N.A., LONDON BRANCH, of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Notes;

(7) CITIBANK N.A., a national association acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as the AGENT BANK);

(8) CITIBANK N.A., a national association acting through its offices at 388 Greenwich Street, 14th Floor, New York, New York 10013 (acting in its capacity as the U.S. PAYING AGENT);

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) CREDIT SUISSE INTERNATIONAL, a private unlimited company incorporated in England and Wales (registered number 2500199), and acting through its office at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(12) BANK OF SCOTLAND PLC (registered number SC327000) (formerly The Governor and Company of the Bank of Scotland), a public limited company incorporated under the laws of Scotland whose registered office is at The Mound, Edinburgh, EH1 1YZ (acting in its capacities as the MASTER ISSUER ACCOUNT BANK and the MASTER ISSUER CASH MANAGER);

(13) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales, with limited liability (registered number 3853947), and having its registered office at 35 Great St. Helen's, London EC3A 6AP (the MASTER ISSUER CORPORATE SERVICES PROVIDER);

(14) CITIBANK, N.A., LONDON BRANCH registered as an overseas company in England and Wales under BR001018 acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Series 3 Class A Notes);

(15) CREDIT SUISSE, LONDON BRANCH a corporation domiciled in Zurich, Switzerland, operating in the United Kingdom under branch registration number BR000469, acting through its London branch at One Cabot Square, London E14 4QJ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes denominated in US Dollars (other than the 2007-1 Series 4 Class A Notes));

(16) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Series 4 Class A Notes);

(17)     [Any other additional Master Issuer Secured Creditor]; and]<F1>

(18)     [            ] (the "NEW MASTER ISSUER SECURED CREDITOR").

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of a [describe agreement] (the "AGREEMENT") dated [date] made between the Master Issuer and the New Master Issuer Secured Creditor, Master Issuer has agreed to [describe nature of the obligations of the Master Issuer under the Agreement].

(B) The Master Issuer has agreed to provide the Master Issuer Security Trustee with the benefit of the security described in the Master Issuer Deed of Charge to secure the Master Issuer's obligations to the Master Issuer Secured Creditors.

(C) The terms of the Master Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Master Issuer Secured Creditor thereunder.

(D) The New Master Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Master Issuer Deed of Charge.

(E) The Master Issuer Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Master Issuer Priority of Payments set out in Clauses 6 (and to the Schedule 2 of the Master Issuer Cash


See clause 4.5 of Supplemental Master Issuer Deed of Charge dated 22 November
2007

         Management Agreement referred to therein) and 7 of the Master Issuer Deed of Charge as are required and any other amendment as may be required to give effect to this Deed.

1.       INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE).

1.2 The Master Issuer master definitions and construction schedule signed by, amongst others, the parties to this Deed on 21 November 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 3 of the Master Issuer Master Definitions and Construction Schedule.

2.       REPRESENTATIONS AND WARRANTIES

2.1 The New Master Issuer Secured Creditor hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors in respect of itself that as of the date of this
         Deed:

         (a) pursuant to the terms of the Agreement, the Master Issuer has agreed to pay to the New Master Issuer Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

         (b) the Agreement expressly provides that all amounts due from the Master Issuer thereunder are to be secured by the Master Issuer Deed of Charge.

2.2 [the Master Issuer hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors that as at the date of this Deed, the conditions to incurring further Master Issuer Secured Liabilities are satisfied.

3.       ACCESSION

         In consideration of the New Master Issuer Secured Creditor being accepted as a Master Issuer Secured Creditor for the purposes of the Master Issuer Deed of Charge by the parties thereto as from the date of this Deed, the New Master Issuer Secured Creditor:

         (a) confirms that as from [date], it intends to be a party to the Master Issuer Deed of Charge as a Master Issuer Secured Creditor;

         (b) undertakes to comply with and be bound by all of the provisions of the Master Issuer Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto;

         (c) undertakes to perform comply with and be bound by all of the provisions of the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto as provided in Clause 4.5 (Master Issuer Secured Creditors)

                 (including without limitation Clauses 6 (Payments out of the Master Issuer Accounts Prior to Acceleration) and 7 (Payments out of the Master Issuer Accounts Upon Acceleration); and

         (d) agrees that the Master Issuer Security Trustee shall be the Master Issuer Security Trustee of the Master Issuer Deed of Charge for all Master Issuer Secured Creditors upon and subject to the terms set out in the Master Issuer Deed of Charge.

4.       SCOPE OF THE MASTER ISSUER DEED OF CHARGE

         The Master Issuer, the New Master Issuer Secured Creditor and the Master Issuer Security Trustee hereby agree that for relevant purposes under the Master Issuer Deed of Charge and the Master Issuer Master Definitions and Construction Schedule:

         (a)     the Agreement shall be a Master Issuer Transaction Document;
                 and

         (b) the New Master Issuer Secured Creditor shall be a Master Issuer Secured Creditor.

5.       [AMENDMENT TO THE MASTER ISSUER PRIORITY OF PAYMENTS

         The Master Issuer Secured Creditors agree to amend and restate the Master Issuer Priority of Payments set out in Schedule 2 of the Master Issuer Cash Management Agreement and Clauses 6 and 7 of the Master Issuer Deed of Charge in accordance with Appendix 1 hereto.]

6.       [FURTHER ACCESSION DEEDS

         Each of the New Master Issuer Secured Creditors hereby authorises the Master Issuer Security Trustee to enter into any Accession Deed in (or substantially in) the form set out in Schedule 1 to the Master Issuer Deed of Charge unless such Accession Deed provides for any consequential changes to the Master Issuer Priority of Payments (in which case such New Master Issuer Secured Creditors shall be party to such Accession Deed).]

7.       APPLICATION

         Prior to and following enforcement of the Master Issuer Security all amounts at any time held by the Master Issuer, the Master Issuer Cash Manager or the Master Issuer Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Master Issuer Cash Management Agreement or the Master Issuer Deed of Charge.

8.       NOTICES AND DEMANDS

         Any notice or communication under or in connection with this Deed, the Master Issuer Deed of Charge or the Master Issuer Master Definitions Schedule shall be given in the manner and at the times set out in Clause 24 (Notices) of the Master Issuer Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

         The address referred to in this Clause 8 for the New Master Issuer Secured Creditor is:

         [name and address]
         For the attention of: [ ]
         Telephone:            [ ]
         Facsimile:            [ ]
         or such other address and/or numbers as the New Master Issuer Secured Creditor may notify to the parties to the Master Issuer Deed of Charge in accordance with the provisions thereof.

9.       CHOICE OF LAW

         This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

MASTER ISSUER

EXECUTED as a DEED by                        )
PERMANENT MASTER ISSUER PLC                  )
acting by                                    )

Director

Director/Secretary



MASTER ISSUER SECURITY TRUSTEE

EXECUTED as a DEED by                        )
THE BANK OF NEW YORK                         )
acting by its authorised signatory           )

                                             )

Witness:

Name:

Address



[NOTE TRUSTEE

EXECUTED as a DEED by                        )
THE BANK OF NEW YORK                         )
acting by its authorised signatory           )

                                             )

Witness:

Name:

Address



PRINCIPAL PAYING AGENT

EXECUTED as a DEED on behalf of              )
CITIBANK N.A., a company incorporated        )
In the United States of America              )

by                                           )
being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

Witness:

Name:

Address

REGISTRAR

EXECUTED as a DEED on behalf of              )
CITIBANK N.A., a company incorporated        )
In the United States of America              )

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

Witness:

Name:

Address

TRANSFER AGENT

EXECUTED as a DEED on behalf of              )
CITIBANK N.A., a company incorporated        )
In the United States of America              )

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

Witness:

Name:

Address

AGENT BANK

EXECUTED as a DEED on behalf of              )
CITIBANK N.A., a company incorporated        )
In the United States of America              )

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

Witness:

Name:

Address

U.S. PAYING AGENT

EXECUTED as a DEED by                        )
CITIBANK N.A.                                )
signed for and on its behalf by one of its   )
duly authorised attorneys/signatories        )

being a person who, in
accordance with the laws
of that territory, is acting
under the authority of the company

Witness:

Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                        )
DEUTSCHE BANK AG, LONDON                     )
BRANCH acting by its duly authorised         )
signatory                                    )

By:
Name:

Witness:

Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                        )
CREDIT SUISSE INTERNATIONAL                  )
signed for and on its behalf by one of its   )
duly authorised attorneys/signatories        )

By:
Name:

Witness:

Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                        )
BARCLAYS BANK PLC                            )
acting by its duly                           )
authorised attorney                          )

By:

Name:

Witness:

Name:

Address

MASTER ISSUER CASH MANAGER AND MASTER ISSUER ACCOUNT BANK

EXECUTED as a DEED by                        )
BANK OF SCOTLAND PLC                         )
acting by its duly authorised attorney       )

By:
Name:

Witness:

Name:

Address

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                        )
STRUCTURED FINANCE MANAGEMENT                )
LIMITED                                      )
acting by two directors                      )

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                        )
CITIBANK N.A., LONDON BRANCH                 )
acting by its attorney                       )

                                             )

Witness:

Name:

Address:

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                        )
CREDIT SUISSE, LONDON BRANCH                 )
acting by its authorised signatory           )

Witness:

Name:

Address:

NEW MASTER ISSUER SECURED CREDITOR

EXECUTED as a DEED by                        )
[ ]                                          )
acting by                                    )
directors/a director and the secretary       )

Director

Director/Secretary